SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

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                                    FORM 8-K
                                 CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 24, 2005


                               Delta Mutual, Inc.
                               ------------------
               (Exact name of registrant as specified in charter)


                Delaware                                  000-30563
                --------                                  ---------
      (State or other jurisdiction                (Commission File Number)
            of incorporation)


111 North Branch Street, Sellersville, Pennsylvania                 18960
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    (Address of principal executive offices)                     (Zip Code)


Registrant's telephone number, including area code: (215) 258-2800

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))


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

Item 3.02. Unregistered Sales of Equity Securities.

The following table sets forth the sales of unregistered securities since the Company's last report filed under this item.

                                                                           Principal            Total Offering Price/
Date                      Title and Amount          Purchaser              Underwriter          Underwriting Discounts
------------------------- ------------------------- ---------------------- -------------------- ----------------------
June 24, 2005             125,000 shares of         Private investor       NA                   $0.38/NA
                          common stock
------------------------- ------------------------- ---------------------- -------------------- ----------------------
June 24, 2005             125,000 shares of         Private investor       NA                   $0.38/NA
                          common stock
------------------------- ------------------------- ---------------------- -------------------- ----------------------
June 24, 2005             250,000 shares of         Private investor       NA                   $0.38/NA
                          common stock
------------------------- ------------------------- ---------------------- -------------------- ----------------------
August 3, 2005            670,000 shares of         Consultant             NA                   $0.30/NA
                          common stock
------------------------- ------------------------- ---------------------- -------------------- ----------------------


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

                                   Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                Delta Mutual, Inc.


Date: August 5, 2005
                                By: /s/ Peter F. Russo
                                    -------------------------------------
                                    Peter F. Russo,
                                    President and Chief Executive Officer


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